1stQuarter 2009 Earnings Call

Forward looking statements & Regulation G disclaimer

Safe Harbor for Forward Looking Statements

Some of the statements in this presentation include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” "will," and similar statements of a future or forward-looking nature identify forward-looking statements in this presentation for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, developments in the world’s financial and capital markets that could adversely affect the performance of Endurance’s investment portfolio or access to capital, changes in the composition of Endurance's investment portfolio, competition, possible terrorism or the outbreak of war, the frequency or severity of unpredictable catastrophic events, changes in demand for insurance or reinsurance, rating agency actions, uncertainties in our reserving process, a change in our tax status, acceptance of our products, the availability of reinsurance or retrocessional coverage, retention of key personnel, political conditions, the impact of current legislation and regulatory initiatives, changes in accounting policies, changes in general economic conditions and other factors described in our most recent Annual Report on Form 10-K.

Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Regulation G Disclaimer

In presenting the Company’s results, management has included and discussed certain non-GAAP measures.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business.  However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.  For a complete description of non-
GAAP measures and reconciliations, please review the Investor Financial Supplement on our web site at www.endurance.bm.

The combined ratio is the sum of the loss, acquisition expense and general and administrative expense ratios.  Endurance presents the combined ratio as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.  The combined ratio, excluding prior year net loss reserve development, enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance’s results of underwriting activities in a manner similar to how management analyzes Endurance’s underlying business performance.  The combined ratio, excluding prior year net loss reserve development, should not be viewed as a substitute for the combined ratio.

Total premiums written is a non-GAAP internal performance measure used by Endurance in the management of its operations.  Total premiums written represents gross premiums written and deposit premiums, which are premiums on contracts that are deemed as either transferring only significant timing risk or transferring only significant underwriting risk and thus are required to be accounted for under GAAP as deposits.  Endurance believes these amounts are significant to its business and underwriting process and excluding them distorts the analysis of its premium trends.  In addition to presenting gross premiums written determined in accordance with GAAP, Endurance believes that total premiums written enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance’s results of underwriting activities in a manner similar to how management analyzes Endurance’s underlying business performance.  Total premiums written should not be viewed as a substitute for gross premiums written determined in accordance with GAAP.

Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods.  Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods.  The Company presents various measures of Return on
Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

First quarter 2009 overview

Generated operating income of $88.2 million in the quarter

Solid investment returns

Continued underwriting profits

Net written premiums were $582.9 million

Growth in all insurance lines outside of workers’ compensation (exited in 1Q09)

Growth in reinsurance lines (casualty, property and catastrophe) offset by declines in agriculture, aerospace and marine and surety and other specialty lines

Investment portfolio performed well during the quarter

Average credit quality of fixed income portfolio is AAA

Other investments generated income of $10.5 million

Change in unrealized losses and OTTI charges were modest

Book value per fully diluted share increased 3.9% from year end 2008

Increased 4.6% when excluding dividends

Financial results for first quarter 2009

9.7

0.11

1.13

1.24

Fully diluted net income EPS

(1.5)

(1.3)

89.5

88.2

Operating income

0.6

0.5

77.8

78.3

Net income

6.9

(42.2)

37.7

1.7

(9.0)

% Change

0.09

(24.2)

17.7

6.3

(57.9)

$ Change

1.31

1.40

Fully diluted operating EPS

57.4

33.2

Net underwriting income

46.9

64.6

Net investment income

372.0

378.3

Net premiums earned

640.8

582.9

Net premiums written

March 31,

2008

March 31,
2009

$MM (except per share data and %)

Financial highlights

$36.00

$34.34

Book value per share

84.4%

92.2%

    Combined ratio

2.40

2.73

Investment leverage

13.5%

15.9%

General and administrative expense ratio

20.0%

18.1%

Acquisition expense ratio

50.9%

58.2%

Net loss ratio

14.7%

16.6%

Operating ROE

March 31,

2008

March 31,
2009

Key operating ratios

Net written premiums

164.3

18.4

11.2

29.6

Professional lines

0.4

0.9

222.4

223.3

Agriculture

(9.5)

(77.7)

4.2

18.5

16.7

% Change

33.7

(59.0)

0.7

2.8

2.5

$ Change

356.1

322.4

Total insurance

75.9

16.9

Workers’ compensation

16.5

17.2

Healthcare liability

15.1

17.9

Casualty

15.0

17.5

Property

March 31,

2008

March 31,
2009

In $MM

Insurance Segment

(11.7)

(3.2)

27.3

24.1

Surety and other specialty

(66.7)

(24.4)

36.6

12.2

Aerospace and marine

(8.3)

(55.0)

4.0

1.9

6.8

% Change

(23.9)

(6.0)

4.2

0.7

4.8

$ Change

286.7

262.8

Total reinsurance

10.9

4.9

Agriculture

105.2

109.4

Catastrophe

36.2

36.9

Property

70.5

75.3

Casualty

March 31,

2008

March 31,
2009

In $MM

Reinsurance Segment*

15.0

(0.3)

(2.0)

(2.3)

Deposit accounting adjustments

(9.0)

% Change

(57.9)

$ Change

640.8

582.9

Total

March 31,

2008

March 31,
2009

In $MM

Total

* Prior to deposit accounting adjustments

Balance sheet strength at March 31, 2009

Strong and flexible capital structure

IBNR represents 68% of company reserves

79% of long tail reserves are IBNR

Prudent and strong reserves

0

500

1,000

1,500

2,000

2,500

3,000

3,500

Short Tail

Long Tail

Other

Total

Case Reserves

IBNR

1,300

1,213

1,309

1,318

1,091

762

749

345

650

364

780

1,221

1,245

1,305

200

200

200

200

200

103

391

447

447

449

447

447

150

150

150

0

500

1,000

1,500

2,000

2,500

3,000

3,500

2003

2004

2005

2006

2007

2008

1Q09

Established history and growth

Rated “A” by A.M. Best and S&P; A2 by Moody’s

Debt to total capital of 16.6%

Common Share Capital

Retained Earnings

Preferred Equity

Debt

Contingent Equity

Reserves as of March 31, 2009

Cash and equivalents, $877mm1

Government and agency debt,

$722mm

Agency MBS, $1,124mm

Government guaranteed Corporates,

$568mm

ABS, $225mm

Foreign government, $199mm

Investment grade and high-yield

corporates and munis, $467mm

Non-agency CMBS, $513mm

Non-agency RMBS, $326mm

Short term, $140mm

Other, $286mm

Alternatives are limited and carefully selected

Currently carried at an average of 78% of amortized cost despite:

96% of CMBS are super-senior and senior issues

67% of RMBS are vintage 2005 or older

No subprime MBS

No credit or interest rate derivatives

Investment portfolio composition at March 31, 2009

Market yield:  5.0%

Book yield:  4.18%

Average rating:  Aaa/AAA

Duration:  2.06 years

60% of
investments are in
cash, U.S.
Government or
U.S. Government
backed securities

(1) Net of investments pending settlement

Senior Non-Agency RMBS Portfolio as of 3/31/09

The RMBS portfolio is trading $143mm below face value (69%). The current discount  to face value would be realized through actual writedowns on the securities under the following approximate cumulative default and severity scenarios:

’06 and ‘07 Prime – 60% cumulative defaults / 75% loss severity

‘05 and Earlier Prime – 45% cumulative defaults / 60% loss severity

‘06 Alt-A – 70% cumulative defaults / 80% loss severity

‘05 Alt-A – 55% cumulative defaults / 70% loss severity

‘04 and Earlier Alt-A – 40% cumulative defaults / 60% loss severity

Vintage

Face Amount

Market Value

Average Credit

Enhancement

Average 60+

Delinquency

Collateral

Cumulative Loss

to Date

2007

$99,503

$62,904

7.5%

4.9%

0.3%

2006

$69,747

$40,286

10.4%

7.6%

0.7%

2005

$48,716

$34,691

6.1%

2.8%

0.1%

2004 and Earlier

$144,888

$109,479

7.8%

1.6%

0.1%

Total

$362,854

$247,360

8.0%

3.8%

0.3%

Vintage

Face Amount

Market Value

Average Credit

Enhancement

Average 60+

Delinquency

Collateral

Cumulative Loss

to Date

2007

$0

$0

2006

$5,950

$3,796

8.8%

20.3%

1.6%

2005

$60,806

$44,461

7.2%

8.5%

0.5%

2004 and Earlier

$32,772

$23,815

14.4%

6.5%

0.4%

Total

$99,528

$72,072

9.7%

8.5%

0.5%

Vintage

Face Amount

Market Value

Average Credit

Enhancement

Average 60+

Delinquency

Collateral

Cumulative Loss

to Date

2007

$99,503

$62,904

7.5%

4.9%

0.3%

2006

$75,697

$44,082

10.2%

8.7%

0.8%

2005

$109,522

$79,152

6.7%

6.0%

0.3%

2004 and Earlier

$177,660

$133,294

9.0%

2.5%

0.1%

Total

$462,382

$319,432

8.3%

4.9%

0.3%

Prime

Alt-A

Total

Current market valuation of the non-
agency RMBS portfolio implies that 51%
of the underlying loans will default with
an average severity of approximately
66%; yet current delinquencies greater
than 60 days are only 4.9%

(1) Does not include $7 million of notes that are non-US RMBS.

(1)

Market Value (in millions)

Endurance
YOUR RISK IS OUR FOCUS

The CMBS portfolio is trading $125mm below face value (80%).  The current discount  to face value would be realized through actual writedowns on the securities under the following  approximate cumulative default and severity scenarios:

‘06 and ‘07 Vintage – 95% cumulative defaults / 50% loss severity

‘05 Vintage – 80% cumulative defaults / 45% loss severity

$0

$20

$40

$60

$80

$100

$120

2007

2006

2005

2004 and Earlier

Vintage

Defeased Adjusted Credit Enhancement

Between 10% and 20%

Between 20% and 30%

Greater than 30%

(1)  The analysis above excludes a seasoned CMBS portfolio (88% 2004 and earlier)
       with an aggregate market value of $19mm and the following average characteristics:

Loan Age

Defeased Adjusted

Credit Enhancement

Current Delinquencies

Collateral Cum Loss to

Date

9.4 years

26.4%

2.9%

1.5%

Vintage

Face Amount

Market Value

Average Credit

Enhancement

Average 60+

Delinquency

Collateral

Cumulative Loss

to Date

2007

$148,337

$100,070

30.6%

2.2%

0.00%

2006

$145,910

$101,831

30.5%

1.7%

0.00%

2005

$117,892

$95,027

29.2%

1.1%

0.04%

2004 and Earlier

$204,180

$194,044

33.8%

1.3%

0.48%

Total

$616,319

$490,972(1)

31.6%

1.5%

0.2%

CMBS

Senior Non-Agency CMBS Portfolio as of 3/31/09

Current market valuation of the non-agency CMBS portfolio implies that 87% of the underlying loans will default with an average severity of approximately 45%; yet current delinquencies greater than 60 days are only 1.5%